UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Semiannual Report

April 30, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.09 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2016

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Performance	2

Fund Profile	2

Endnotes and Additional Disclosures	3

Financial Statements	4

Annual Meeting of Shareholders	39

Board of Trustees’ Contract Approval	40

Officers and Trustees	43

Important Notices	44

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Performance1

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA and Eric Stein, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	2.45%	0.70%	3.11%	5.53%
Fund at Market Price	—	3.76	–0.73	2.71	5.68

% Premium/Discount to NAV[2]
					–10.52%

Distributions[3]
Total Distributions per share for the period					$0.540
Distribution Rate at NAV					7.14%
Distribution Rate at Market Price					7.98%

% Total Leverage[4]
Derivatives					21.28%
Borrowings					21.57

Fund Profile

Asset Allocation (% of total leveraged assets)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Endnotes and Additional Disclosures

[1]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.

[2]	The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[5]	Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 175.0%. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

Fund profile subject to change due to active management.

3

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited)

Senior Floating-Rate Loans — 55.5%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.6%
BE Aerospace, Inc.
Term Loan, 4.00%, Maturing December 16, 2021	188	$188,879
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	358	323,801
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	799	799,277
Term Loan, 3.75%, Maturing June 4, 2021	319	318,348

		$1,630,305

Air Transport — 0.2%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019	450	$450,540

		$450,540

Automotive — 2.1%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 6.00%, Maturing April 27, 2020	67	$66,400
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019	416	417,401
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	565	564,938
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	172	168,284
FCA US, LLC
Term Loan, 3.50%, Maturing May 24, 2017	515	515,804
Term Loan, 3.25%, Maturing December 31, 2018	216	216,055
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	663	635,002
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019	575	576,977
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021	96	94,084
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021	1,409	1,402,794
Schaeffler AG
Term Loan, 4.25%, Maturing May 15, 2020	68	68,242
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	224	223,875
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	527	527,147

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	102	$101,924

		$5,578,927

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	376	$338,336

		$338,336

Brokerage / Securities Dealers / Investment Houses — 0.1%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	73	$72,261
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	147	140,006

		$212,267

Building and Development — 1.5%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	194	$194,982
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	198	197,258
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	397	395,245
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	471	471,830
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 6, 2021	1,021	981,723
Headwaters, Incorporated
Term Loan, 4.50%, Maturing March 24, 2022	50	49,842
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	456	454,451
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	190	190,416
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	500	500,625
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	329	326,418
Summit Materials Companies I, LLC
Term Loan, 4.00%, Maturing July 17, 2022	124	124,205
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	91	90,273

		$3,977,268

4	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 4.5%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		640	$634,280
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022		369	370,091
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		269	234,983
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020		147	146,338
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		848	841,716
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		614	589,866
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 20, 2019		1,064	1,051,534
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		50	49,191
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020(2)		80	45,050
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(2)		144	7,735
EIG Investors Corp.
Term Loan, 6.48%, Maturing November 9, 2019		459	442,381
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		265	264,804
Extreme Reach, Inc.
Term Loan, 7.25%, Maturing February 7, 2020		121	121,400
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		60	58,938
Term Loan, 4.00%, Maturing November 6, 2020		333	328,103
Global Payments, Inc.
Term Loan, 3.94%, Maturing April 22, 2023		125	126,380
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		366	364,681
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		982	984,708
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		217	217,759
ION Trading Finance Limited
Term Loan, 4.50%, Maturing June 10, 2021	EUR	164	188,586
KAR Auction Services, Inc.
Term Loan, 3.94%, Maturing March 11, 2021		539	540,619
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		431	431,822
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		200	203,356

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		83	$77,389
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018		99	94,833
Term Loan, 4.50%, Maturing April 11, 2022		124	115,294
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		369	367,647
Prime Security Services Borrower, LLC
Term Loan, Maturing April 7, 2022(3)		200	200,960
Quintiles Transnational Corp.
Term Loan, 3.25%, Maturing May 12, 2022		248	248,668
RCS Capital Corporation
DIP Loan, 8.00%, Maturing August 8, 2016		50	50,156
Term Loan, 0.00%, Maturing April 29, 2019(4)		285	194,299
Sensus USA, Inc.
Term Loan, 6.50%, Maturing March 16, 2023		225	221,344
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		768	771,573
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		111	109,993
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021		222	222,613
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		7	7,349
Term Loan, 4.25%, Maturing May 14, 2022		42	41,965
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		1,283	1,278,711

			$12,247,115

Cable and Satellite Television — 1.5%
Altice US Finance I Corporation
Term Loan, 4.25%, Maturing December 14, 2022		730	$730,399
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing November 30, 2019		129	129,602
CSC Holdings, Inc.
Term Loan, 2.94%, Maturing April 17, 2020		307	307,847
MCC Iowa, LLC
Term Loan, 3.25%, Maturing January 29, 2021		170	170,400
Term Loan, 3.75%, Maturing June 30, 2021		147	147,822
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022		700	704,288
Numericable Group SA
Term Loan, 4.56%, Maturing July 29, 2022	EUR	124	142,950
Term Loan, 4.56%, Maturing July 31, 2022		75	74,683

5	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Numericable U.S., LLC
Term Loan, 5.00%, Maturing January 15, 2024		150	$151,188
Virgin Media Investment Holdings Limited
Term Loan, 3.65%, Maturing June 30, 2023		639	638,357
Term Loan, 4.25%, Maturing June 30, 2023	GBP	300	434,705
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	65	74,590
Term Loan, 3.75%, Maturing January 15, 2022	EUR	101	115,784
Term Loan, 3.75%, Maturing January 15, 2022	EUR	183	209,571

			$4,032,186

Chemicals and Plastics — 3.2%
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		58	$57,271
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		463	463,172
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022		199	194,034
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 1, 2021		74	72,304
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		338	336,271
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		100	94,083
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		24	24,086
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		148	144,840
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		368	367,216
Huntsman International, LLC
Term Loan, 3.50%, Maturing April 19, 2019		1,471	1,469,888
Term Loan, 3.75%, Maturing October 1, 2021		370	370,310
Term Loan, 4.25%, Maturing April 1, 2023		100	100,750
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		1,324	1,325,307
Term Loan, 4.25%, Maturing March 31, 2022		124	123,451
Kraton Polymers, LLC
Term Loan, 6.00%, Maturing January 6, 2022		250	240,989
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		49	45,937
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020		100	97,860
Term Loan, 5.50%, Maturing June 7, 2020		123	121,377
Term Loan, 5.50%, Maturing June 7, 2020		244	240,328

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		210	$210,575
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		91	91,301
Term Loan, 5.00%, Maturing July 25, 2021	EUR	174	201,786
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		122	121,266
PolyOne Corporation
Term Loan, 3.75%, Maturing November 11, 2022		100	99,968
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		218	217,846
Term Loan, Maturing October 14, 2022(3)		225	226,641
Solenis International L.P.
Term Loan, 4.50%, Maturing July 31, 2021	EUR	172	197,279
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		14	13,976
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		79	78,932
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020		200	197,564
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		50	49,563
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		388	377,000
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		597	590,533
Zep, Inc.
Term Loan, 5.50%, Maturing June 27, 2022		74	74,717

			$8,638,421

Clothing / Textiles — 0.1%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		298	$294,116

			$294,116

Conglomerates — 0.5%
Blount International, Inc.
Term Loan, 7.25%, Maturing April 12, 2023		400	$400,000
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		717	580,396
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing June 23, 2022		337	338,660

			$1,319,056

6	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 2.1%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		412	$412,508
Term Loan, 3.75%, Maturing January 6, 2021		797	799,291
Term Loan, 4.00%, Maturing October 1, 2022		180	181,219
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		792	794,215
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		49	48,567
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		421	395,707
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		1,492	1,498,076
SIG Combibloc Purchase Co. S.a.r.l.
Term Loan, 4.25%, Maturing March 13, 2022	EUR	396	456,841
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		223	223,011
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		390	387,843
Verallia
Term Loan, 5.00%, Maturing October 29, 2022	EUR	300	346,083

			$5,543,361

Cosmetics / Toiletries — 0.5%
Coty, Inc.
Term Loan, 3.75%, Maturing October 27, 2022		150	$150,530
Galleria Co.
Term Loan, 3.75%, Maturing January 26, 2023		325	326,117
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		274	265,929
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		212	212,698
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		412	404,129

			$1,359,403

Drugs — 1.4%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 25, 2019		73	$72,466
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021		195	194,269
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		543	538,889
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		499	497,919

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	447	$435,878
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021	270	263,885
Term Loan, 3.50%, Maturing March 19, 2021	222	219,224
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.75%, Maturing December 11, 2019	337	329,356
Term Loan, 4.75%, Maturing August 5, 2020	709	690,394
Term Loan, 5.00%, Maturing April 1, 2022	685	672,533

		$3,914,813

Ecological Services and Equipment — 0.4%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	375	$373,853
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	660	643,117

		$1,016,970

Electronics / Electrical — 5.3%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	222	$149,143
Avago Technologies Cayman Ltd.
Term Loan, 4.25%, Maturing February 1, 2023	1,625	1,628,950
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021	122	117,701
CommScope, Inc.
Term Loan, 3.31%, Maturing January 14, 2018	100	99,730
Term Loan, 3.83%, Maturing December 29, 2022	174	174,633
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	138	100,066
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020	1,085	1,085,620
Dell, Inc.
Term Loan, 3.75%, Maturing October 29, 2018	88	88,151
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022	350	350,000
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	50	50,335
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	145	134,932
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	643	645,044
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	910	890,750

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Informatica Corporation
Term Loan, 4.25%, Maturing August 5, 2022	423	$417,897
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	99	95,040
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	98	98,250
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	203	202,247
Term Loan, 5.25%, Maturing November 19, 2021	695	695,024
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	265	266,461
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	222	221,683
Microsemi Corporation
Term Loan, 5.25%, Maturing January 15, 2023	149	150,430
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	341	341,250
Term Loan, 3.75%, Maturing December 7, 2020	324	325,707
ON Semiconductor Corporation
Term Loan, 5.25%, Maturing March 31, 2023	200	201,325
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	54	53,474
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	123	120,509
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	285	283,941
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	882	836,962
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	37	37,268
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	393	345,840
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	101	101,577
Southwire Company
Term Loan, 3.00%, Maturing February 10, 2021	393	385,924
SS&C Technologies, Inc.
Term Loan, 4.01%, Maturing July 8, 2022	357	358,835
Term Loan, 4.02%, Maturing July 8, 2022	51	51,124
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	119	116,272
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	95	93,002

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	160	$160,101
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	783	786,268
Vantiv, LLC
Term Loan, 3.50%, Maturing June 13, 2021	125	125,368
VeriFone, Inc.
Term Loan, 3.50%, Maturing July 8, 2021	491	488,794
Wall Street Systems Delaware, Inc.
Term Loan, 4.25%, Maturing April 30, 2021	499	496,730
Western Digital Corporation
Term Loan, Maturing April 29, 2023(3)	525	517,453
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	378	380,911

		$14,270,722

Equipment Leasing — 0.3%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	425	$427,191
Flying Fortress, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	500	502,813

		$930,004

Financial Intermediaries — 2.2%
American Capital Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	129	$128,342
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	416	403,369
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	669	669,021
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	97	96,347
First Data Corporation
Term Loan, 3.94%, Maturing September 24, 2018	375	375,625
Term Loan, 4.19%, Maturing July 8, 2022	150	150,134
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	1,100	1,085,875
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	244	245,047
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	115	114,139
LPL Holdings, Inc.
Term Loan, 4.25%, Maturing March 29, 2021	1,566	1,554,323

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019		86	$87,296
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018		124	123,731
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018		221	217,618
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019		287	284,601
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		122	121,098
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		120	120,411
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020		199	174,938

			$5,951,915

Food Products — 1.8%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		625	$626,655
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		241	242,674
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	EUR	66	76,678
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		157	158,155
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		122	118,827
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		92	92,170
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		141	139,518
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		866	866,377
Term Loan, 3.75%, Maturing September 18, 2020		293	293,231
Term Loan, 4.00%, Maturing October 30, 2022		125	124,584
Maple Holdings Acquisition Corp.
Term Loan, 5.25%, Maturing March 3, 2023		189	190,476
NBTY, Inc.
Term Loan, 3.75%, Maturing October 1, 2017		853	854,387
Oak Tea, Inc.
Term Loan, 4.25%, Maturing July 2, 2022		308	308,862
Pinnacle Foods Finance, LLC
Term Loan, 3.25%, Maturing April 29, 2020		122	121,913
Term Loan, 3.25%, Maturing April 29, 2020		605	605,685

			$4,820,192

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Food Service — 1.2%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021	917		$919,765
Aramark Services, Inc.
Term Loan, 3.94%, Maturing July 26, 2016	0	(5)	236
Term Loan, 4.13%, Maturing July 26, 2016	0	(5)	132
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	391		391,819
Manitowoc Foodservice, Inc.
Term Loan, 5.75%, Maturing March 3, 2023	172		173,995
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	608		607,813
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	1,413		1,044,822

			$3,138,582

Food / Drug Retailers — 1.0%
Albertsons, LLC
Term Loan, 5.50%, Maturing March 21, 2019	221		$221,509
Term Loan, 5.13%, Maturing August 25, 2019	404		404,651
Term Loan, 5.50%, Maturing August 25, 2021	173		174,080
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	744		740,754
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	100		100,500
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	979		970,279

			$2,611,773

Health Care — 5.8%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	49		$49,869
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	74		74,612
Akorn, Inc.
Term Loan, 6.00%, Maturing April 16, 2021	159		159,820
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021	398		399,493
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	301		299,500
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	216		207,148
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	540		537,710

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	98	$98,618
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing August 4, 2021	100	99,998
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	747	746,528
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	588	551,259
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	170	170,017
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2018	325	323,881
Term Loan, 3.75%, Maturing December 31, 2019	499	492,392
Term Loan, 4.00%, Maturing January 27, 2021	918	906,142
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	88	88,488
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	197	186,165
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	540	543,133
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	397	386,579
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	394	394,554
Global Healthcare Exchange, LLC
Term Loan, 5.50%, Maturing August 15, 2022	199	199,062
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	175	175,408
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.44%, Maturing February 27, 2021	809	810,521
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	309	308,452
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	188	182,344
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	533	532,258
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	869	869,000
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	741	738,736
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	912	912,655
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing August 13, 2022	199	198,005

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	225	$223,694
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	104	67,716
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	75	49,229
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	295	230,127
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	427	411,833
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	291	254,682
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	540	513,863
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	486	488,923
Radnet Management, Inc.
Term Loan, 4.29%, Maturing October 10, 2018	336	333,656
Select Medical Corporation
Term Loan, 6.00%, Maturing June 1, 2018	806	807,217
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	124	124,375
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	393	387,035
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	222	208,856

		$15,743,553

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	1,255	$1,259,010

		$1,259,010

Industrial Equipment — 1.5%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	537	$527,679
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021	75	73,958
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	181	178,965
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	341	319,815
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 31, 2020	258	257,568

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		465	$463,709
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		80	75,600
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		215	215,126
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		87	74,950
Paternoster Holding IV GmbH
Term Loan, 6.63%, Maturing February 10, 2022	EUR	175	198,079
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		829	824,606
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		162	161,024
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		334	290,855
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		148	141,788
Terex Corporation
Term Loan, 3.50%, Maturing August 13, 2021	EUR	296	337,939
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		51	50,144

			$4,191,805

Insurance — 1.7%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022		347	$344,987
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		896	900,549
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		150	149,500
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023		125	121,250
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		577	576,648
Term Loan, 5.00%, Maturing August 4, 2022		985	979,583
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		375	362,227
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		166	119,936
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020		512	508,088

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	460	$455,228

		$4,517,996

Leisure Goods / Activities / Movies — 2.8%
AMC Entertainment, Inc.
Term Loan, 4.00%, Maturing December 15, 2022	398	$400,363
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022	274	274,181
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	641	641,601
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	374	362,657
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing December 15, 2022	350	350,656
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	174	174,439
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	53	52,089
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	107	106,434
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	45	45,258
Term Loan, 5.50%, Maturing May 8, 2021	352	350,750
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	495	497,935
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	248	247,195
Match Group, Inc.
Term Loan, 5.50%, Maturing November 16, 2022	198	199,228
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	642	635,994
Regal Cinemas Corporation
Term Loan, 3.75%, Maturing April 1, 2022	1,164	1,170,416
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	218	218,526
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	532	520,065
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	317	278,533
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	373	361,359
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	171	169,223

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	556	$553,018

		$7,609,920

Lodging and Casinos — 2.3%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017	428	$430,090
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	641	616,036
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	539	536,678
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	81	80,918
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(4)	366	345,728
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	511	513,309
Four Seasons Holdings, Inc.
Term Loan, 3.50%, Maturing June 27, 2020	96	96,485
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020	500	499,583
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019	106	105,800
Term Loan, 5.50%, Maturing November 21, 2019	246	246,866
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	872	875,339
La Quinta Intermediate Holdings, LLC
Term Loan, 3.75%, Maturing April 14, 2021	565	558,054
MGM Growth Properties, LLC
Term Loan, 4.00%, Maturing April 25, 2023	375	377,812
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019	98	96,037
RHP Hotel Properties L.P.
Term Loan, 3.50%, Maturing January 15, 2021	123	123,350
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	635	627,433
Term Loan, 6.00%, Maturing October 1, 2021	173	170,706

		$6,300,224

Nonferrous Metals / Minerals — 0.7%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing February 6, 2017	25	$23,750
Term Loan, 3.50%, Maturing May 22, 2020	147	55,901

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Arch Coal, Inc.
DIP Loan, 5.00%, Maturing January 31, 2017(6)	125	$122,109
Term Loan, 7.50%, Maturing May 16, 2018	555	232,122
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	124	123,750
Fairmount Santrol, Inc.
Term Loan, 4.50%, Maturing September 5, 2019	366	235,828
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017	50	39,265
Term Loan, 7.50%, Maturing April 16, 2020	347	236,149
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	168	58,953
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	496	494,451
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	77	75,882
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	150	141,750

		$1,839,910

Oil and Gas — 1.6%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	319	$164,108
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020(2)	271	182,681
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	157	157,283
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	197	195,276
Crestwood Holdings, LLC
Term Loan, 9.00%, Maturing June 19, 2019	165	147,134
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	222	131,239
Energy Transfer Equity L.P.
Term Loan, 3.25%, Maturing December 2, 2019	325	306,989
Term Loan, 4.00%, Maturing December 2, 2019	570	546,918
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	196	147,697
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	97	49,312
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	1,424	1,269,355
Paragon Offshore Finance Company
Term Loan, 5.25%, Maturing July 18, 2021	148	38,142

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(4)	175	$2,771
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	833	409,594
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	28	14,586
Term Loan, 4.25%, Maturing December 16, 2020	74	39,112
Term Loan, 4.25%, Maturing December 16, 2020	536	281,163
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	31	16,204
Term Loan, 4.25%, Maturing October 1, 2019	50	26,529
Term Loan, 4.25%, Maturing October 1, 2019	378	200,206
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	106	96,714

		$4,423,013

Publishing — 0.8%
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	220	$220,099
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	919	694,705
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	513	477,197
McGraw-Hill Global Education Holdings, LLC
Term Loan, 6.25%, Maturing March 22, 2019	334	334,107
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	124	113,433
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	123	120,966
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	245	239,345

		$2,199,852

Radio and Television — 1.1%
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	99	$84,546
Block Communications, Inc.
Term Loan, 4.00%, Maturing November 7, 2021	49	49,466
CCO Safari III, LLC
Term Loan, 3.50%, Maturing January 24, 2023	375	377,042
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	729	503,523

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	113	$109,781
iHeartCommunications, Inc.
Term Loan, 7.94%, Maturing July 30, 2019	450	335,672
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	255	255,182
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	126	125,709
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	142	142,556
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020	1,129	1,129,819

		$3,113,296

Retailers (Except Food and Drug) — 2.4%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	185	$119,327
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020	439	434,021
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020	364	364,037
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	118	106,450
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022	386	387,476
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	370	316,074
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	173	174,211
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	539	431,742
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	315	311,554
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	156	153,516
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	967	969,881
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	556	530,952
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022	497	496,726
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022	916	913,928

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	98	$91,864
Pilot Travel Centers, LLC
Term Loan, 3.75%, Maturing October 1, 2021	290	291,974
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019	293	287,858

		$6,381,591

Steel — 0.7%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019	1,677	$1,586,913
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	128	128,306
Neenah Foundry Company
Term Loan, 6.76%, Maturing April 26, 2017	79	78,756

		$1,793,975

Surface Transport — 0.2%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 11, 2018	339	$339,018
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 31, 2017(6)	9	9,120
Term Loan, 4.00%, Maturing July 31, 2022	22	22,187
Term Loan, 4.00%, Maturing July 31, 2022	68	68,158
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	270	229,412

		$667,895

Telecommunications — 1.0%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	650	$611,162
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	347	321,379
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	140	140,656

SBA Senior Finance II, LLC
Term Loan, 3.25%, Maturing March 24, 2021	344	344,004
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	237	191,854
Term Loan, 4.00%, Maturing April 23, 2019	328	265,910
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	650	650,376

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	121	$119,353

		$2,644,694

Utilities — 1.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	195	$191,258
Term Loan, 3.25%, Maturing January 31, 2022	73	71,848
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019	169	168,998
Term Loan, 3.50%, Maturing May 27, 2022	895	889,224
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	1,164	1,156,780
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	67	66,669
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	595	596,580
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing December 19, 2016	300	300,125
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	565	558,168
Term Loan, 5.50%, Maturing January 15, 2021	100	99,813
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	21	20,428
Term Loan, 5.00%, Maturing December 19, 2021	473	458,457
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022	25	23,631
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 22, 2021	98	66,237
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	50	43,918
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	270	269,146

		$4,981,280

Total Senior Floating-Rate Loans (identified cost $155,018,290)		$149,944,286

Collateralized Mortgage Obligations — 25.0%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$977	$1,115,999

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 2167, Class BZ, 7.00%, 6/15/29	$717	$837,293
Series 2182, Class ZB, 8.00%, 9/15/29	1,321	1,591,207
Series 2631, (Interest Only), Class DS, 6.667%, 6/15/33(7)(8)	1,850	302,020
Series 2770, (Interest Only), Class SH, 6.667%, 3/15/34(7)(8)	2,356	492,376
Series 2981, (Interest Only), Class CS, 6.287%, 5/15/35(7)(8)	1,349	278,191
Series 3114, (Interest Only), Class TS, 6.217%, 9/15/30(7)(8)	3,432	607,669
Series 3339, (Interest Only), Class JI, 6.157%, 7/15/37(7)(8)	2,665	510,727
Series 4109, (Interest Only), Class ES, 5.717%, 12/15/41(7)(8)	300	24,866
Series 4163, (Interest Only), Class GS, 5.767%, 11/15/32(7)(8)	5,661	1,230,906
Series 4169, (Interest Only), Class AS, 5.817%, 2/15/33(7)(8)	3,547	725,916
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(8)	3,373	311,771
Series 4203, (Interest Only), Class QS, 5.817%, 5/15/43(7)(8)	3,673	671,953
Series 4212, (Interest Only), Class SA, 5.767%, 7/15/38(7)(8)	7,008	921,930
Series 4273, Class PU, 4.00%, 11/15/43	943	961,833
Series 4316, (Interest Only), Class JS, 5.667%, 1/15/44(7)(8)	2,813	403,906
Series 4326, Class TS, 12.371%, 4/15/44(7)	695	710,479
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(8)	2,345	236,840
Series 4336, Class GU, 3.50%, 2/15/53	2,135	2,180,990
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(8)	2,741	276,388
Series 4416, Class SU, 7.732%, 12/15/44(7)	4,445	4,580,784
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(9)	2,116	1,923,144
Series 4497, (Interest Only), Class CS, 5.767%, 9/15/44(7)(8)	4,805	852,120
Series 4507, (Interest Only), Class EI, 4.00%, 8/15/44(8)	4,646	881,428
Series 4535, (Interest Only), Class JS, 5.667%, 11/15/43(7)(8)	6,923	1,015,476
Series 4548, (Interest Only), Class JS, 5.667%, 9/15/43(7)(8)	5,950	882,372
Series 4550, Class ZT, 2.00%, 1/15/45	1,358	1,360,042

		$25,888,626

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DNA2, Class M3, 4.339%, 12/25/27(10)	$2,000	$2,037,525

		$2,037,525

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$23	$24,298
Series 1991-122, Class N, 7.50%, 9/25/21	147	161,409
Series 1993-84, Class M, 7.50%, 6/25/23	1,102	1,245,766
Series 1994-42, Class K, 6.50%, 4/25/24	363	405,606
Series 1997-28, Class ZA, 7.50%, 4/20/27	452	539,593
Series 1997-38, Class N, 8.00%, 5/20/27	401	467,609
Series 2004-46, (Interest Only), Class SI, 5.561%, 5/25/34(7)(8)	2,405	373,190
Series 2005-17, (Interest Only), Class SA, 6.261%, 3/25/35(7)(8)	1,798	395,428
Series 2006-8, (Principal Only), Class WQ, 0.00%, 3/25/36(9)	1,539	1,359,189
Series 2006-42, (Interest Only), Class PI, 6.151%, 6/25/36(7)(8)	3,092	584,869
Series 2006-44, (Interest Only), Class IS, 6.161%, 6/25/36(7)(8)	2,493	485,428
Series 2006-72, (Interest Only), Class GI, 6.141%, 8/25/36(7)(8)	4,489	802,613
Series 2007-50, (Interest Only), Class LS, 6.011%, 6/25/37(7)(8)	1,767	328,691
Series 2007-74, Class AC, 5.00%, 8/25/37	2,381	2,614,321
Series 2008-26, (Interest Only), Class SA, 5.761%, 4/25/38(7)(8)	3,125	582,763
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(8)	1,253	40,775
Series 2008-61, (Interest Only), Class S, 5.661%, 7/25/38(7)(8)	4,174	805,369
Series 2010-99, (Interest Only), Class NS, 6.161%, 3/25/39(7)(8)	3,156	248,804
Series 2010-109, (Interest Only), Class PS, 6.161%, 10/25/40(7)(8)	4,939	916,415
Series 2010-119, (Interest Only), Class SK, 5.561%, 4/25/40(7)(8)	995	29,004
Series 2010-124, (Interest Only), Class SJ, 5.611%, 11/25/38(7)(8)	3,015	307,813
Series 2010-147, (Interest Only), Class KS, 5.511%, 1/25/41(7)(8)	6,209	1,047,212
Series 2010-150, (Interest Only), Class GS, 6.311%, 1/25/21(7)(8)	3,556	344,618
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(8)	4,253	71,345
Series 2011-22, (Interest Only), Class IC, 3.50%, 12/25/25(8)	5,402	443,205

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2011-49, Class NT, 6.00%, 6/25/41(7)	$806	$890,819
Series 2012-52, (Interest Only), Class AI, 3.50%, 8/25/26(8)	6,451	459,926
Series 2012-56, (Interest Only), Class SU, 6.311%, 8/25/26(7)(8)	2,066	162,975
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(8)	5,860	459,682
Series 2012-103, (Interest Only), Class GS, 5.661%, 2/25/40(7)(8)	7,028	809,120
Series 2012-150, (Interest Only), Class PS, 5.711%, 1/25/43(7)(8)	7,130	1,440,925
Series 2012-150, (Interest Only), Class SK, 5.711%, 1/25/43(7)(8)	3,950	810,833
Series 2013-6, Class TA, 1.50%, 1/25/43	2,485	2,352,850
Series 2013-23, (Interest Only), Class CS, 5.811%, 3/25/33(7)(8)	3,505	728,009
Series 2013-54, (Interest Only), Class HS, 5.861%, 10/25/41(7)(8)	3,309	471,194
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(8)	1,760	226,062
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(8)	1,474	186,780
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(8)	4,671	638,992
Series 2014-72, Class CS, 8.309%, 11/25/44(7)	526	531,859
Series 2014-80, (Interest Only), Class BI, 3.00%, 12/25/44(8)	8,036	1,025,905
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(8)	3,549	522,235
Series 2015-14, (Interest Only), Class KI, 3.00%, 3/25/45(8)	7,824	997,195
Series 2015-17, (Interest Only), Class SA, 5.761%, 11/25/43(7)(8)	7,538	992,504
Series 2015-42, Class SC, 7.358%, 5/25/45(7)	362	362,359
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(8)	4,432	633,443
Series 2015-57, (Interest Only), Class IO, 3.00%, 8/25/45(8)	18,351	2,397,440
Series 2015-74, Class SL, 2.092%, 10/25/45(7)	2,709	2,540,046
Series 2015-93, (Interest Only), Class BS, 5.711%, 8/25/45(7)(8)	5,840	1,062,032
Series G-33, Class PT, 7.00%, 10/25/21	151	159,525

		$35,488,043

Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$962	$929,661
Series 2013-131, Class GS, 3.066%, 6/20/43(7)	2,324	2,051,949
Series 2014-117, Class HS, 29.29%, 8/20/44(7)	36	35,936
Series 2014-146, Class S, 5.492%, 10/20/44(7)	242	241,951

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)
Series 2015-79, Class CS, 5.215%, 5/20/45(7)	$1,020	$1,028,068

		$4,287,565

Total Collateralized Mortgage Obligations (identified cost $69,102,985)		$67,701,759

Commercial Mortgage-Backed Securities — 8.6%

Security	Principal Amount (000’s omitted)	Value
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class D, 3.225%, 9/15/48(11)(12)	$4,000	$2,962,821
COMM Mortgage Trust
Series 2014-KYO, Class D, 2.437%, 6/11/27(10)(11)	1,000	991,893
Series 2014-LC17, Class D, 3.687%, 10/10/47(11)	1,065	820,191
Extended Stay America Trust
Series 2013-ESH7, Class D7, 5.521%, 12/5/31(11)(12)	1,080	1,101,931
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.831%, 4/15/47(11)(12)	1,425	1,168,963
Series 2014-C21, Class D, 4.816%, 8/15/47(11)(12)	650	536,866
Series 2014-C22, Class D, 4.713%, 9/15/47(11)(12)	1,850	1,473,115
Series 2014-C23, Class D, 4.108%, 9/15/47(11)(12)	850	686,240
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D, 5.50%, 8/15/46(11)(12)	1,850	1,891,082
Series 2014-DSTY, Class B, 3.771%, 6/10/27(11)	1,900	1,956,139
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class D, 6.084%, 1/10/45(11)(12)	2,000	2,204,968
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.719%, 5/10/45(11)(12)	2,000	2,026,521
Wells Fargo Commercial Mortgage Trust
Series 2010-C1, Class C, 5.799%, 11/15/43(11)(12)	500	542,407
Series 2013-LC12, Class D, 4.433%, 7/15/46(11)(12)	2,000	1,867,536
Series 2015-SG1, Class C, 4.62%, 12/15/47(12)	1,000	982,367
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class D, 4.961%, 11/15/45(11)(12)	1,250	1,174,011
Series 2014-LC14, Class D, 4.586%, 3/15/47(11)(12)	1,150	945,364

Total Commercial Mortgage-Backed Securities (identified cost $23,923,381)		$23,332,415

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Mortgage Pass-Throughs — 20.5%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.556%, with maturity at 2035(13)	$2,351	$2,482,292
2.873%, with maturity at 2035(13)	2,457	2,575,191
5.00%, with maturity at 2019	1,081	1,124,437
6.00%, with various maturities to 2029	1,946	2,225,599
6.15%, with maturity at 2027	641	733,293
6.50%, with various maturities to 2032	3,800	4,324,517
7.00%, with various maturities to 2036	3,372	4,011,412
7.50%, with maturity at 2024	997	1,134,456
8.00%, with various maturities to 2032	1,557	1,883,335
8.50%, with various maturities to 2031	1,828	2,168,774
9.00%, with maturity at 2031	169	204,099
9.50%, with various maturities to 2022	40	44,550

		$22,911,955

Federal National Mortgage Association:
3.79%, with maturity at 2037(13)	$735	$748,704
5.00%, with various maturities to 2040	3,281	3,651,018
5.50%, with various maturities to 2033	2,163	2,440,980
6.00%, with maturity at 2023	1,321	1,463,306
6.319%, with maturity at 2032(13)	990	1,089,736
6.50%, with various maturities to 2036	4,736	5,464,987
7.00%, with various maturities to 2037	5,151	6,105,369
7.50%, with maturity at 2035	3,478	4,111,795
8.00%, with various maturities to 2034	900	1,055,383
8.50%, with various maturities to 2027	93	106,723
9.00%, with various maturities to 2029	375	435,944
10.00%, with various maturities to 2031	232	256,473

		$26,930,418

Government National Mortgage Association:
7.50%, with maturity at 2025	$1,558	$1,775,415
8.00%, with maturity at 2034	2,013	2,395,397
9.00%, with various maturities to 2026	1,086	1,300,361
9.50%, with maturity at 2025	99	111,071
11.00%, with maturity at 2018	20	21,666

		$5,603,910

Total Mortgage Pass-Throughs (identified cost $52,558,022)		$55,446,283

Asset-Backed Securities — 4.7%

Security	Principal Amount (000’s omitted)	Value

American Homes 4 Rent
Series 2014-SFR1, Class C, 2.186%, 6/17/31(10)(11)	$200	$195,740
Series 2014-SFR1, Class D, 2.786%, 6/17/31(10)(11)	825	804,707
American Residential Properties Trust
Series 2014-SFR1, Class C, 2.786%, 9/17/31(10)(11)	2,000	1,971,302
Centurion CDO IX Ltd.
Series 2005-9A, Class D1, 5.383%, 7/17/19(10)(11)	500	469,724
Colony American Homes
Series 2014-1A, Class C, 2.286%, 5/17/31(10)(11)	760	746,034
DB Master Finance LLC
Series 2015-1A, Class A2II, 3.98%, 2/20/45(11)	1,238	1,228,177
Invitation Homes Trust
Series 2013-SFR1, Class D, 2.591%, 12/17/30(10)(11)	550	538,678
Series 2014-SFR1, Class D, 3.036%, 6/17/31(10)(11)	500	495,635
OneMain Financial Issuance Trust
Series 2014-1A, Class A, 2.43%, 6/18/24(11)	195	195,309
Series 2014-1A, Class B, 3.24%, 6/18/24(11)	800	795,635
Series 2015-1A, Class B, 3.85%, 3/18/26(11)	800	777,657
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(11)	193	191,436
Series 2015-1A, Class B, 3.05%, 3/22/32(11)	264	261,023
Silver Bay Realty Trust
Series 2014-1, Class C, 2.486%, 9/17/31(10)(11)	2,000	1,941,131
SpringCastle Funding Trust
Series 2014-AA, Class B, 4.61%, 10/25/27(11)	1,980	2,003,684

Total Asset-Backed Securities (identified cost $12,785,516)		$12,615,872

U.S. Government Agency Obligations — 0.6%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank:
3.25%, 7/1/30	$1,500	$1,576,316

Total U.S. Government Agency Obligations (identified cost $1,469,987)		$1,576,316

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Corporate Bonds & Notes — 0.6%

Security		Principal Amount (000’s omitted)	Value

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(11)		$163	$171,461

			$171,461

Food Products — 0.1%
Iceland Bondco PLC
4.838%, 7/15/20(10)(11)	GBP	250	$320,540

			$320,540

Health Care — 0.2%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		$425	$431,375

			$431,375

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(4)		$350	$317,625

			$317,625

Utilities — 0.1%
Calpine Corp.
7.875%, 1/15/23(11)		$389	$417,203

			$417,203

Total Corporate Bonds & Notes (identified cost $1,754,809)			$1,658,204

Foreign Government Bonds — 10.8%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 1.6%
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	23,600	$339,082
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	60,000	812,916
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	107,500	1,477,346
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	15,700	218,554
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	20,000	279,508
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	30,000	413,962
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	29,900	414,188

Security		Principal Amount (000’s omitted)	Value

Bangladesh (continued)
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	8,400	$118,771
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	19,400	279,574

Total Bangladesh			$4,353,901

Brazil — 1.5%
Letra do Tesouro Nacional, 0.00%, 10/1/16	BRL	2,902	$797,979
Letra do Tesouro Nacional, 0.00%, 1/1/17	BRL	12,700	3,386,902

Total Brazil			$4,184,881

Costa Rica — 0.2%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	255,000	$481,717

Total Costa Rica			$481,717

Czech Republic — 1.5%
Czech Republic Government Bond, 0.00%, 11/9/17(14)	CZK	67,000	$2,842,446
Czech Republic Government Bond, 0.00%, 1/22/18(14)	CZK	28,660	1,214,966

Total Czech Republic			$4,057,412

Dominican Republic — 2.0%
Dominican Republic International Bond, 10.40%, 5/10/19(14)	DOP	54,400	$1,217,188
Dominican Republic International Bond, 13.50%, 8/4/17(14)	DOP	2,400	55,141
Dominican Republic International Bond, 14.00%, 6/8/18(14)	DOP	53,200	1,265,617
Dominican Republic International Bond, 16.00%, 2/10/17(14)	DOP	124,700	2,862,702

Total Dominican Republic			$5,400,648

Georgia — 0.2%
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	100	$45,764
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	960	460,584

Total Georgia			$506,348

Iceland — 2.3%
Republic of Iceland, 6.25%, 2/5/20	ISK	231,085	$1,395,173
Republic of Iceland, 7.25%, 10/26/22	ISK	427,092	2,734,036
Republic of Iceland, 8.75%, 2/26/19	ISK	329,709	2,102,829

Total Iceland			$6,232,038

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon — 0.0%(15)
Lebanon Treasury Note, 6.18%, 7/28/16	LBP	174,650	$116,293

Total Lebanon			$116,293

Serbia — 0.5%
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	21,800	$209,970
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	46,800	461,870
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	18,760	186,030
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	22,180	225,183
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	20,360	218,533

Total Serbia			$1,301,586

Vietnam — 1.0%
Vietnam Government Bond, 7.20%, 1/15/17	VND	16,000,000	$728,923
Vietnam Government Bond, 7.60%, 10/31/16	VND	41,000,000	1,863,043

Total Vietnam			$2,591,966

Total Foreign Government Bonds (identified cost $29,418,347)			$29,226,790

Common Stocks — 0.5%

Security		Shares	Value
Affinity Gaming, LLC(16)(17)		23,498	$323,099
Dayco Products, LLC(16)(17)		8,898	298,083
Education Management Corp.(2)(16)(17)		955,755	0
ION Media Networks, Inc.(2)(16)(17)		1,357	662,650
MediaNews Group, Inc.(2)(16)(17)		3,023	98,248
New Millennium Holdco, Inc.(16)(17)		8,641	66,968

Total Common Stocks (identified cost $424,871)			$1,449,048

Convertible Preferred Stocks — 0.0%(15)

Security		Shares	Value
Education Management Corp., Series A-1, 7.50%(2)(16)(17)		1,063	$9,418

Total Convertible Preferred Stocks (identified cost $75,023)			$9,418

Currency Options Purchased — 0.1%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Call INR/Put USD	Citibank, N.A.	INR 100,664	INR 67.79	7/4/16	$26,044
Call MXN/Put USD	Deutsche Bank AG	MXN 24,067	MXN 18.33	1/11/17	92,933
Call SEK/Put EUR	Morgan Stanley & Co. International PLC	SEK 11,349	SEK 9.30	10/17/16	36,743

Total Currency Options Purchased (identified cost $150,035)					$155,720

Short-Term Investments — 9.1%

Foreign Government Securities — 5.7%

Security		Principal Amount (000’s omitted)	Value

Georgia — 1.2%
Georgia Treasury Bill, 0.00%, 8/18/16	GEL	7,073	$3,104,173

Total Georgia			$3,104,173

Iceland — 0.2%
Iceland Treasury Bill, 0.00%, 6/15/16	ISK	58,778	$346,886
Iceland Treasury Bill, 0.00%, 10/17/16	ISK	21,233	125,071

Total Iceland			$471,957

Lebanon — 2.3%
Lebanon Treasury Bill, 0.00%, 5/12/16	LBP	78,240	$51,848
Lebanon Treasury Bill, 0.00%, 5/26/16	LBP	2,774,830	1,835,965
Lebanon Treasury Bill, 0.00%, 12/1/16	LBP	6,184,800	3,988,374
Lebanon Treasury Bill, 0.00%, 2/16/17	LBP	630,200	401,964

Total Lebanon			$6,278,151

Sri Lanka — 2.0%
Sri Lanka Treasury Bill, 0.00%, 4/7/17	LKR	395,400	$2,473,912
Sri Lanka Treasury Bill, 0.00%, 4/14/17	LKR	474,790	2,964,805

Total Sri Lanka			$5,438,717

Total Foreign Government Securities (identified cost $15,154,493)			$15,292,998

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

U.S. Treasury Obligations — 1.1%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 9/22/16(18)	$3,000	$2,996,703

Total U.S. Treasury Obligations (identified cost $2,994,744)		$2,996,703

Other — 2.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.53%(19)	$6,238	$6,238,083

Total Other (identified cost $6,238,083)		$6,238,083

Total Short-Term Investments (identified cost $24,387,320)		$24,527,784

Total Investments — 136.0% (identified cost $371,068,586)		$367,643,895

Less Unfunded Loan Commitments — (0.0)%(15)		$(134,128)

Net Investments — 136.0% (identified cost $370,934,458)		$367,509,767

Currency Options Written — (0.1)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Call INR/Put USD	Deutsche Bank AG	INR 100,664	INR 67.79	7/4/16	$(26,044)
Call MXN/Put USD	Goldman Sachs International	MXN 24,067	MXN 18.33	1/11/17	(92,933)
Call SEK/Put EUR	Morgan Stanley & Co. International PLC	SEK 11,349	SEK 9.30	10/17/16	(36,743)

Total Currency Options Written (premiums received $115,502)					$(155,720)

Other Assets, Less Liabilities — (35.9)%					$(97,029,863)

Net Assets — 100.0%					$270,324,184

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.
(1)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(3)	This Senior Loan will settle after April 30, 2016, at which time the interest rate will be determined.

(4)	Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Principal amount is less than $500.

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2016.

(8)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(9)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(10)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2016.

(11)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2016, the aggregate value of these securities is $35,875,124 or 13.3% of the Fund’s net assets.

(12)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2016.

(13)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2016.

(14)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2016, the aggregate value of these securities is $9,458,060 or 3.5% of the Fund’s net assets.

(15)	Amount is less than 0.05% or (0.05)%, as applicable.

(16)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(17)	Non-income producing.

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

(18)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.
(19)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	312,989	RON	1,400,000	BNP Paribas	5/3/16	$561	$—
RON	1,217,000	EUR	271,870	BNP Paribas	5/3/16	—	(251)
RON	183,000	EUR	40,890	Deutsche Bank AG	5/3/16	—	(48)
EUR	2,944,133	PLN	12,973,911	Morgan Stanley & Co. International PLC	5/4/16	—	(27,748)
PLN	2,284,000	EUR	511,901	Morgan Stanley & Co. International PLC	5/4/16	12,215	—
PLN	10,689,911	EUR	2,419,592	Standard Chartered Bank	5/4/16	30,008	—
KES	72,900,000	USD	670,345	Standard Chartered Bank	5/6/16	51,178	—
INR	55,269,000	USD	795,020	Bank of America, N.A.	5/9/16	37,033	—
INR	376,547,000	USD	5,487,703	BNP Paribas	5/9/16	181,065	—
INR	158,100,000	USD	2,342,569	Citibank, N.A.	5/9/16	37,564	—
USD	2,322,356	INR	160,080,000	Bank of America, N.A.	5/9/16	—	(87,586)
IDR	3,918,592,000	USD	286,447	Goldman Sachs International	5/12/16	10,216	—
IDR	7,875,513,000	USD	575,485	JPMorgan Chase Bank, N.A.	5/12/16	20,743	—
CLP	2,859,666,290	USD	3,994,505	BNP Paribas	5/16/16	328,808	—
IDR	7,693,109,000	USD	562,979	BNP Paribas	5/16/16	19,030	—
IDR	3,908,935,000	USD	286,474	Goldman Sachs International	5/16/16	9,250	—
IDR	7,693,110,000	USD	563,268	Standard Chartered Bank	5/16/16	18,742	—
RUB	289,700,000	USD	4,177,361	Citibank, N.A.	5/18/16	276,964	—
MXN	11,570,755	USD	650,340	HSBC Bank USA, N.A.	5/19/16	21,146	—
MXN	51,115,000	USD	2,708,725	JPMorgan Chase Bank, N.A.	5/19/16	257,632	—
PHP	81,603,000	USD	1,695,823	Bank of America, N.A.	5/23/16	38,126	—
PHP	43,427,297	USD	938,766	Standard Chartered Bank	5/23/16	—	(15,997)
USD	1,477,360	EUR	1,334,194	State Street Bank and Trust Company	5/31/16	—	(51,589)
EUR	38,197	USD	43,590	BNP Paribas	6/8/16	194	—
USD	1,303,541	EUR	1,180,736	BNP Paribas	6/8/16	—	(49,889)
USD	2,448,510	LKR	358,216,979	Citibank, N.A.	6/8/16	17,294	—
USD	2,949,003	LKR	432,028,988	Citibank, N.A.	6/8/16	16,826	—
EUR	420,000	USD	469,952	Standard Chartered Bank	6/15/16	11,588	—
USD	1,348,772	EUR	1,209,945	Standard Chartered Bank	6/15/16	—	(38,459)
MXN	15,141,060	USD	858,556	Morgan Stanley & Co. International PLC	6/20/16	17,386	—
NOK	23,669,000	EUR	2,482,861	Morgan Stanley & Co. International PLC	6/20/16	91,795	—
HKD	26,050,000	USD	3,361,420	Citibank, N.A.	6/22/16	—	(1,643)
EUR	310,741	USD	350,613	Standard Chartered Bank	6/29/16	5,824	—
USD	165,614	EUR	146,446	Goldman Sachs International	6/29/16	—	(2,367)
USD	6,389,969	EUR	5,654,600	Standard Chartered Bank	6/29/16	—	(96,158)
USD	736,855	GBP	513,062	Goldman Sachs International	6/30/16	—	(12,935)
AUD	1,761,000	USD	1,343,384	Standard Chartered Bank	7/1/16	—	(7,657)
NZD	1,980,000	USD	1,363,685	Morgan Stanley & Co. International PLC	7/1/16	14,592	—
IDR	6,980,418,000	USD	522,135	Deutsche Bank AG	7/14/16	69	—
IDR	5,429,210,000	USD	406,104	Standard Chartered Bank	7/14/16	53	—
IDR	19,161,790,000	USD	1,427,003	BNP Paribas	7/18/16	5,570	—
IDR	19,971,790,000	USD	1,486,494	Deutsche Bank AG	7/18/16	6,635	—

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
SEK	50,731,727	EUR	5,519,418	Deutsche Bank AG	7/19/16	$—	$(40)
SEK	5,353,000	EUR	583,252	Standard Chartered Bank	7/25/16	—	(977)
KES	65,300,000	USD	637,198	Standard Chartered Bank	7/26/16	—	(1,493)
RSD	358,375,000	EUR	2,853,304	Deutsche Bank AG	7/28/16	45,726	—
USD	1,009,093	EUR	890,420	Goldman Sachs International	7/29/16	—	(13,220)
PLN	12,973,911	EUR	2,931,024	Morgan Stanley & Co. International PLC	8/4/16	27,566	—
RSD	36,670,000	EUR	288,241	Citibank, N.A.	8/25/16	7,652	—
USD	654,931	BRL	2,902,000	Standard Chartered Bank	10/5/16	—	(149,742)
RSD	80,698,000	EUR	640,460	Citibank, N.A.	10/13/16	4,745	—
MYR	10,675,000	USD	2,721,271	BNP Paribas	10/14/16	—	(8,163)
ARS	49,718,000	USD	2,777,542	Citibank, N.A.	11/16/16	321,112	—
USD	2,793,665	BRL	12,700,000	Standard Chartered Bank	1/5/17	—	(641,460)
USD	1,200,645	EUR	1,062,424	Standard Chartered Bank	1/9/17	—	(26,625)
USD	2,712,404	EUR	2,493,935	Standard Chartered Bank	1/9/17	—	(168,492)
RON	14,367,472	EUR	3,192,062	BNP Paribas	1/30/17	—	(9,538)
RON	1,400,000	EUR	310,731	BNP Paribas	2/3/17	—	(609)
RON	575,000	EUR	127,128	BNP Paribas	2/28/17	148	—
RON	1,690,245	EUR	374,487	BNP Paribas	2/28/17	—	(474)
RON	1,380,000	EUR	305,344	Deutsche Bank AG	3/2/17	48	—
RON	212,000	EUR	47,028	Bank of America, N.A.	3/6/17	—	(142)
RON	1,287,171	EUR	285,670	Bank of America, N.A.	3/6/17	—	(1,023)
RON	1,104,000	EUR	245,061	Deutsche Bank AG	3/7/17	—	(942)
RON	1,576,000	EUR	349,562	Deutsche Bank AG	3/7/17	—	(1,030)
RON	2,242,000	EUR	497,062	BNP Paribas	3/8/17	—	(1,239)

						$1,945,104	$(1,417,536)

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Depreciation
Lebanon	HSBC Bank USA, N.A.	$1,250	1.00	%(1)	12/20/17	$33,195	$(58,325)	$(25,130)

						$33,195	$(58,325)	$(25,130)

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Portfolio of Investments (Unaudited) — continued

Currency Abbreviations:

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
CLP	–	Chilean Peso
CRC	–	Costa Rican Colon
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HKD	–	Hong Kong Dollar
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
ISK	–	Icelandic Krona

KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SEK	–	Swedish Krona
USD	–	United States Dollar
VND	–	Vietnamese Dong

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2016
Unaffiliated investments, at value (identified cost, $364,696,375)	$361,271,684
Affiliated investment, at value (identified cost, $6,238,083)	6,238,083
Cash	3,167,155
Restricted cash*	847,612
Foreign currency, at value (identified cost, $389,528)	390,202
Interest receivable	2,173,561
Interest receivable from affiliated investment	4,272
Receivable for investments sold	290,037
Receivable for open forward foreign currency exchange contracts	1,945,104
Premium paid on open swap contracts	58,325
Tax reclaims receivable	19,326
Prepaid upfront fees on notes payable	62,308
Other assets	7,861
Total assets	$376,475,530

Liabilities
Notes payable	$102,000,000
Cash collateral due to brokers	847,612
Written options outstanding, at value (premiums received, $115,502)	155,720
Payable for investments purchased	1,082,925
Payable for open forward foreign currency exchange contracts	1,417,536
Payable for open swap contracts	25,130
Payable to affiliates:
Investment adviser fee	275,441
Trustees’ fees	2,040
Accrued expenses	344,942
Total liabilities	$106,151,346
Net Assets	$270,324,184

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 17,880,596 shares issued and outstanding	$178,806
Additional paid-in capital	305,780,467
Accumulated net realized loss	(29,360,876)
Accumulated distributions in excess of net investment income	(3,328,043)
Net unrealized depreciation	(2,946,170)
Net Assets	$270,324,184

Net Asset Value
($270,324,184 ÷ 17,880,596 common shares issued and outstanding)	$15.12

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2016
Interest (net of foreign taxes, $33,117)	$9,443,697
Interest allocated from affiliated investment	16,092
Expenses allocated from affiliated investment	(631)
Total investment income	$9,459,158

Expenses
Investment adviser fee	$1,665,901
Trustees’ fees and expenses	12,015
Custodian fee	183,168
Transfer and dividend disbursing agent fees	8,878
Legal and accounting services	94,880
Printing and postage	44,581
Interest expense and fees	803,053
Miscellaneous	19,384
Total expenses	$2,831,860

Net investment income	$6,627,298

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(3,765,590)
Investment transactions allocated from affiliated investment	42
Swap contracts	52,706
Foreign currency and forward foreign currency exchange contract transactions	(1,668,348)
Net realized loss	$(5,381,190)
Change in unrealized appreciation (depreciation) —
Investments	$1,793,504
Written options	(31,431)
Swap contracts	(46,680)
Foreign currency and forward foreign currency exchange contracts	2,050,480
Net change in unrealized appreciation (depreciation)	$3,765,873

Net realized and unrealized loss	$(1,615,317)

Net increase in net assets from operations	$5,011,981

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015(1)
From operations —
Net investment income	$6,627,298	$14,160,801
Net realized loss from investment transactions, written options, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(5,381,190)	(5,616,121)
Net change in unrealized appreciation (depreciation) from investments, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	3,765,873	(10,021,614)
Net increase (decrease) in net assets from operations	$5,011,981	$(1,476,934)
Distributions to shareholders —
From net investment income	$(9,659,167)*	$(9,324,076)
Tax return of capital	—	(10,340,137)
Total distributions	$(9,659,167)	$(19,664,213)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(723,031)	$(9,374,763)
Net decrease in net assets from capital share transactions	$(723,031)	$(9,374,763)

Net decrease in net assets	$(5,370,217)	$(30,515,910)

Net Assets
At beginning of period	$275,694,401	$306,210,311
At end of period	$270,324,184	$275,694,401

Accumulated distributions in excess of net investment income included in net assets
At end of period	$(3,328,043)	$(296,174)

(1)	Includes the accounts of the Subsidiary through April 6, 2015, as discussed in Note 1.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

26	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2016
Net increase in net assets from operations	$5,011,981
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(61,477,410)
Investments sold	84,575,521
Increase in short-term investments, net, excluding foreign government securities	(2,720,421)
Net amortization/accretion of premium (discount)	4,200,762
Amortization of prepaid upfront fees on notes payable	18,330
Increase in restricted cash	(531,471)
Decrease in interest receivable	614,230
Increase in interest receivable from affiliated investment	(3,011)
Increase in receivable for open forward foreign currency exchange contracts	(469,275)
Decrease in receivable for open swap contracts	379,124
Decrease in premium paid on open swap contracts	170,570
Increase in tax reclaims receivable	(924)
Decrease in other assets	4,020
Increase in cash collateral due to brokers	571,471
Increase in written options outstanding, at value	119,550
Decrease in payable for open forward foreign currency exchange contracts	(1,559,082)
Decrease in payable for open swap contracts	(332,444)
Decrease in payable to affiliate for investment adviser fee	(19,013)
Decrease in payable to affiliate for Trustees’ fees	(228)
Decrease in accrued expenses	(42,884)
Increase in unfunded loan commitments	124,554
Net change in unrealized (appreciation) depreciation from investments	(1,793,504)
Net realized loss from investments	3,765,590
Net cash provided by operating activities	$30,606,036

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(9,659,167)
Repurchase of common shares	(723,031)
Payment of prepaid upfront fees on notes payable	(70,000)
Proceeds from notes payable	18,000,000
Repayment of notes payable	(39,000,000)
Net cash used in financing activities	$(31,452,198)

Net decrease in cash*	$(846,162)

Cash at beginning of period(1)	$4,403,519

Cash at end of period(1)	$3,557,357

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$845,409

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $13,123.

27	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Financial Highlights

	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31,
			2015	2014	2013	2012	2011
Net asset value — Beginning of period	$15.370		$16.460	$16.970	$17.860	$17.800	$18.270

Income (Loss) From Operations
Net investment income(1)	$0.370		$0.777	$0.804	$0.824	$0.867	$0.822
Net realized and unrealized gain (loss)	(0.087)		(0.860)	(0.261)	(0.634)	0.273	(0.132)

Total income (loss) from operations	$0.283		$(0.083)	$0.543	$0.190	$1.140	$0.690

Less Distributions
From net investment income	$(0.540	)*	$(0.512)	$(0.759)	$(0.697)	$(0.732)	$(1.160)
Tax return of capital	—		(0.568)	(0.321)	(0.383)	(0.348)	—

Total distributions	$(0.540)		$(1.080)	$(1.080)	$(1.080)	$(1.080)	$(1.160)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.007		$0.073	$0.027	$—	$—	$—

Net asset value — End of period	$15.120		$15.370	$16.460	$16.970	$17.860	$17.800

Market value — End of period	$13.530		$13.580	$14.530	$15.290	$17.320	$16.350

Total Investment Return on Net Asset Value(2)	2.45	%(3)	0.84%	4.10%	1.47%	6.92%	4.35%

Total Investment Return on Market Value(2)	3.76	%(3)	0.87%	2.05%	(5.72)%	12.87%	(0.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$270,324		$275,694	$306,210	$320,514	$337,400	$336,165
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.53	%(5)	1.51%	1.53%	1.55%	1.47%	1.38%
Interest and fee expense(6)	0.60	%(5)	0.48%	0.36%	0.47%	0.55%	0.51%
Total expenses(4)	2.13	%(5)	1.99%	1.89%	2.02%	2.02%	1.89%
Net investment income	4.97	%(5)	4.84%	4.80%	4.72%	4.87%	4.52%
Portfolio Turnover	14	%(3)	34%	41%	48%	42%	35%
Senior Securities:
Total notes payable outstanding (in 000’s)	$102,000		$123,000	$128,000	$95,000	$115,000	$98,000
Asset coverage per $1,000 of notes payable(7)	$3,650		$3,241	$3,392	$4,374	$3,934	$4,430

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7) and securities sold short.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

28	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

Prior to April 7, 2015, the Fund sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. As of the close of business on April 6, 2015, the Fund fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the Fund with no gain or loss for financial reporting purposes. As of October 31, 2015, the Subsidiary had been dissolved with the Cayman Islands authorities. The accompanying financial statements include the accounts of the Subsidiary through April 6, 2015. Intercompany balances and transactions were eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary

29

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee that may be reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations. Effective September 1, 2015, SSBT began imposing fees on certain uninvested cash balances and discontinued credits on cash deposit balances.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At April 30, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an

30

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the

31

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

O  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

P  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

Q  Interim Financial Statements — The interim financial statements relating to April 30, 2016 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component. For the six months ended April 30, 2016, the amount of distributions estimated to be a tax return of capital was approximately $3,710,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $21,088,086 and deferred capital losses of $1,071,269 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($13,612,131), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $695,627 are short-term and $375,642 are long-term.

32

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$372,853,365

Gross unrealized appreciation	$8,832,792
Gross unrealized depreciation	(14,176,390)

Net unrealized depreciation	$(5,343,598)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2016, the Fund’s investment leverage was 43% of its total leveraged assets. For the six months ended April 30, 2016, the Fund’s investment adviser fee amounted to $1,665,901 or 0.70% (annualized) of the Fund’s average daily total leveraged assets and 1.25% (annualized) of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the six months ended April 30, 2016 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$28,505,616	$44,114,575
U.S. Government and Agency Securities	21,651,797	27,844,519

	$50,157,413	$71,959,094

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended April 30, 2016 and the year ended October 31, 2015.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the six months ended April 30, 2016 and the year ended October 31, 2015, the Fund repurchased 55,500 and 666,400, respectively, of its common shares under the share repurchase program at a cost, including brokerage commissions, of $723,031 and $9,374,763, respectively, and an average price per share of $13.03 and $14.07, respectively. The weighted average discount per share to NAV on these repurchases amounted to 14.41% and 12.39% for the six months ended April 30, 2016 and the year ended October 31, 2015, respectively.

33

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2016 is included in the Portfolio of Investments. At April 30, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the six months ended April 30, 2016 was as follows:

	Principal Amount of Contracts (000’s omitted)				Premiums Received

Currency	INR	CNH	MXN	SEK	USD
Outstanding, beginning of period	100,664	—	—	—	27,383
Options written	—	17,658	24,067	11,349	97,569
Options exercised	—	(17,658)	—	—	(9,450)
Outstanding, end of period	100,664	—	24,067	11,349	115,502

INR	–	Indian Rupee
CNH	–	Yuan Renminbi Offshore
MXN	–	Mexican Peso
SEK	–	Swedish Krona
USD	–	United States Dollar

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: During the six months ended April 30, 2016, the Fund utilized interest rate swaps to enhance total return and to seek to hedge against fluctuations in interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $1,573,256. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,119,768 at April 30, 2016.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under

34

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2016.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2016 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Total

Unaffiliated investments, at value	$—	$155,720	$155,720
Receivable for open forward foreign currency exchange contracts	—	1,945,104	1,945,104
Payable for open swap contracts; Premium paid on open swap contracts	33,195	—	33,195

Total Asset Derivatives subject to master netting or similar agreements	$33,195	$2,100,824	$2,134,019

	Credit	Foreign Exchange	Total

Written options outstanding, at value	$—	$(155,720)	$(155,720)
Payable for open forward foreign currency exchange contracts	—	(1,417,536)	(1,417,536)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(1,573,256)	$(1,573,256)

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of April 30, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$75,159	$(75,159)	$—	$—	$—
BNP Paribas	535,376	(70,163)	(465,213)	—	—
Citibank, N.A.	708,201	(1,643)	—	(577,612)	128,946
Deutsche Bank AG	145,411	(28,104)	—	—	117,307
Goldman Sachs International	19,466	(19,466)	—	—	—
HSBC Bank USA, N.A.	54,341	—	—	—	54,341
JPMorgan Chase Bank, N.A.	278,375	—	—	(270,000)	8,375
Morgan Stanley & Co. International PLC	200,297	(64,491)	—	—	135,806
Standard Chartered Bank	117,393	(117,393)	—	—	—

	$2,134,019	$(376,419)	$(465,213)	$(847,612)	$444,775

35

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(88,751)	$75,159	$—	$—	$(13,592)
BNP Paribas	(70,163)	70,163	—	—	—
Citibank, N.A.	(1,643)	1,643	—	—	—
Deutsche Bank AG	(28,104)	28,104	—	—	—
Goldman Sachs International	(121,455)	19,466	—	—	(101,989)
Morgan Stanley & Co. International PLC	(64,491)	64,491	—	—	—
Standard Chartered Bank	(1,147,060)	117,393	670,263	—	(359,404)
State Street Bank and Trust Company	(51,589)	—	—	—	(51,589)

	$(1,573,256)	$376,419	$670,263	$—	$(526,574)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2016 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Swap contracts	$13,961	$—	$38,745
Foreign currency and forward foreign currency exchange contract transactions	—	(1,697,810)	—

Total	$13,961	$(1,697,810)	$38,745

Change in unrealized appreciation (depreciation) —
Investments	$—	$28,465	$—
Written options	—	(31,431)	—
Swap contracts	(6,906)	—	(39,774)
Foreign currency and forward foreign currency exchange contracts	—	2,028,357	—

Total	$(6,906)	$2,025,391	$(39,774)

The average notional amounts of derivative contracts outstanding during the six months ended April 30, 2016, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts

$116,015,000	$7,308,000

The average principal amount of purchased currency options contracts outstanding during the six months ended April 30, 2016, which is indicative of the volume of this derivative type, was approximately $3,578,000.

36

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $140 million ($150 million prior to March 22, 2016) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 21, 2017, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 22, 2016, the Fund paid an upfront fee of $70,000, which is being amortized to interest expense through March 21, 2017. The unamortized balance at April 30, 2016 is approximately $62,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. Also included in interest expense is $10,638 of amortization of previously paid upfront fees related to the period from November 1, 2015 through March 22, 2016 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2016, the Fund had borrowings outstanding under the Agreement of $102,000,000 at an interest rate of 1.25%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at April 30, 2016 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2016. For the six months ended April 30, 2016, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $115,247,253 and 1.15%, respectively.

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

37

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Notes to Financial Statements (Unaudited) — continued

At April 30, 2016, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$149,574,692	$235,466	$149,810,158
Collateralized Mortgage Obligations	—	67,701,759	—	67,701,759
Commercial Mortgage-Backed Securities	—	23,332,415	—	23,332,415
Mortgage Pass-Throughs	—	55,446,283	—	55,446,283
Asset-Backed Securities	—	12,615,872	—	12,615,872
U.S. Government Agency Obligations	—	1,576,316	—	1,576,316
Corporate Bonds & Notes	—	1,658,204	—	1,658,204
Foreign Government Bonds	—	29,226,790	—	29,226,790
Common Stocks	688,150	—	760,898	1,449,048
Convertible Preferred Stocks	—	—	9,418	9,418
Currency Options Purchased	—	155,720	—	155,720
Short-Term Investments —
Foreign Government Securities	—	15,292,998	—	15,292,998
U.S. Treasury Obligations	—	2,996,703	—	2,996,703
Other	—	6,238,083	—	6,238,083

Total Investments	$688,150	$365,815,835	$1,005,782	$367,509,767

Forward Foreign Currency Exchange Contracts	$—	$1,945,104	$—	$1,945,104
Swap Contracts	—	33,195	—	33,195

Total	$688,150	$367,794,134	$1,005,782	$369,488,066

Liability Description

Currency Options Written	$—	$(155,720)	$—	$(155,720)
Forward Foreign Currency Exchange Contracts	—	(1,417,536)	—	(1,417,536)

Total	$—	$(1,573,256)	$—	$(1,573,256)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2016 is not presented. At April 30, 2016, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

10  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $932,000 (equal to 0.34% of net assets at April 30, 2016). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

38

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 18, 2016. The following action was taken by the shareholders:

Item 1:  The election of George J. Gorman, William H. Park, Susan J. Sutherland and Harriett Tee Taggart as Class II Trustees of the Fund, each for a three-year term expiring in 2019.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
George J. Gorman	14,838,225	2,015,127
William H. Park	14,835,734	2,017,618
Susan J. Sutherland	14,830,753	2,022,599
Harriett Tee Taggart	14,831,844	2,021,508

39

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 26, 2016, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2016. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•	A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized groups of peer funds identified by the adviser in consultation with the Board;

•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•	Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

40

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2016, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, sixteen, four, nine and eleven times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Short Duration Diversified Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment professionals in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

41

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2015 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for a one year period ended September 30, 2015, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

42

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2016

Officers and Trustees

Officers of Eaton Vance Short Duration Diversified Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Short Duration Diversified Income Fund

Ralph F. Verni

Chairperson

William H. Park

Vice-Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

*	Interested Trustee

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2016, Fund records indicate that there are 9 registered shareholders and approximately 8,775 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

44

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7741 4.30.16

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
November 2015	18,000	$13.14	18,000	920,160
December 2015	37,500	$12.97	37,500	882,660
January 2016	—	—	—	882,660
February 2016	—	—	—	882,660
March 2016	—	—	—	882,660
April 2016	—	—	—	882,660
Total	55,500	$13.03	55,500

*	On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 13, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 13, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 13, 2016